March 9, 2012

DREYFUSVARIABLE INVESTMENT FUND:
APPRECIATION PORTFOLIO

Supplement to Prospectus
dated May 1, 2011

     Effective March 31, 2012, the following information will supersede and replace the third sentence in the first paragraph of the section of the Fund’s Prospectus entitled “Distributions and Taxes”:

     The fund normally pays dividends quarterly and capital gain distributions annually.

0112S0312